Exhibit 99.2

MIDSTATES PETROLEUM COMPANY, INC. Management Presentation April 2016 Private and Confidential – Subject to FRE 408

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Forward-Looking Statements Private and Confidential – Subject to FRE 408 These materials are highly confidential and may not be used or relied upon for any purpose other than as specifically contemplated in the Confidentiality Agreement you executed in connection herewith. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. This presentation contains forward-looking statements within the meaning of the federal Securities laws. All statements included in this presentation, other than statements of historical fact, regarding the Company’s strategy, goals, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words ‘‘could,’’ ‘‘believe,’’ ‘‘anticipate,’’ ‘‘intend,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘may,’’ ‘‘continue,’’ ‘‘predict,’’ ‘‘potential,’’ ‘‘project,’’ “guidance,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Without limiting the generality of the foregoing, these statements are based on certain assumptions made by the Company based on management’s experience, expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Although the Company believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, the Company gives no assurance that actual future results will not differ materially from those forecasted in this presentation. Moreover, such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each investor must assess and bear the risk of uncertainty inherent in the forward looking statements in this presentation. The Company discloses important factors that could cause its actual results to differ materially from its expectations in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Form 10-K for the year ended December 31, 2015, and Form 10-Q for the quarters ended September 30, 2015, June 30, 2015 and March 31, 2015, each filed with the Securities and Exchange Commission (“SEC”); and its other filings with the SEC. These factors include risks or liabilities assumed as a result of acquisitions, increases in our indebtedness, ability to complete any divestitures or other strategic transactions, ability to meet financial and operating guidance, ability to achieve production targets, successfully manage capital expenditures, and to complete and to test and produce the wells and prospects identified in this presentation; risks related to variations in the market demand for, and prices of, oil and natural gas; uncertainties related to commodity prices, uncertainties about the Company’s estimated quantities of oil and natural gas reserves or potential locations; infrastructure for salt water disposal and electricity and current and future ability to dispose of salt water; the adequacy of the Company’s capital resources; general economic and business conditions; failure to realize expected value creation from property acquisitions; uncertainties about the Company’s ability to replace reserves and economically develop its current reserves; risks related to the concentration of the Company’s operations; drilling results; pending litigation; and potential financial losses or earnings reductions from the Company’s commodity derivative positions. Accordingly, you should not place undue reliance on any of the Company’s forward-looking statements. All forward-looking statements speak only as of the date on which such statements are made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. OTC: MPOY | www.MidstatesPetroleum.com 1

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Reserve and Non-GAAP Information Private and Confidential – Subject to FRE 408 This presentation also includes financial measures that are not in accordance with generally accepted accounting principles (“GAAP”), including Adjusted EBITDA and Cash Operating Expense. While management believes such measures are useful for investors because they allow for greater transparency with respect to key financial metrics, they should not be used as a replacement for financial measures that are in accordance with GAAP. The SEC permits oil and gas companies, in their filings with the SEC, to disclose proved reserves, which are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. SEC rules also permit the disclosure of “probable” and “possible” reserves. We disclose proved reserves but do not disclose probable or possible reserves. We may use certain broader terms such as “EUR” (as defined below) and other descriptions of volumes of potentially recoverable hydrocarbon resources throughout this presentation that the SEC does not permit to be included in SEC filings. These broader classifications do not constitute "reserves" as defined by the SEC, and we do not attempt to distinguish these classifications from probable or possible reserves as defined by SEC guidelines. We define EUR as the cumulative oil and gas production expected to be economically recovered from a reservoir or individual well from initial production until the end of its useful life. Our estimates of EURs and resource potential have been prepared internally by our engineers and management without review by independent engineers. These estimates are, by their nature, more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized. We include these estimates to demonstrate what we believe to be the potential for future drilling and production by the Company. Actual locations drilled and quantities that may be ultimately recovered from our properties could differ substantially. In addition, we have made no commitment to drill all of the drilling locations which have been attributed to these quantities. Ultimate recoveries will be dependent upon numerous factors including actual encountered geological conditions, the impact of future oil and gas pricing, exploration and development costs, and future drilling decisions and budgets based upon our future evaluation of risk, returns and the availability of capital and, in many areas, the outcome of negotiation of drilling arrangements with holders of adjacent or fractional interest leases. Estimates of resource potential and other figures may change significantly as development of our properties provides additional data. Our forecast and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells, the undertaking and outcome of future drilling activity and activity that may be affected by significant commodity price declines or drilling cost increases. The Company’s estimates of total proved reserves at December 31, 2015 are based on reports provided by Cawley, Gillespie & Associates, Inc., independent petroleum engineers. OTC: MPOY | www.MidstatesPetroleum.com 2

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Private and Confidential – Subject to FRE 408 OTC: MPOY | www.MidstatesPetroleum.com 3 Business Plan Overview Asset Overview Corporate Overview / Operations Update Executive Summary

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Management Team Private and Confidential – Subject to FRE 408 • • Mr. Brace has been President, Chief Executive Officer and a Director since March of 2015 Mr. Brace is currently Chairman and Chief Executive Officer of Beaucastel LLC and Sangfroid Advisors Ltd. and has over twenty years of experience in business management and board representations Prior to joining Midstates, Mr. Brace worked for Niko Resources, Ltd., an oil and gas company, from August 2013 to December 2014 serving first as Senior Advisor and then as President of the company and from 1988 to 2008, he worked at the UAL Corporation (now United Continental Holdings, Inc.), the parent company of United Airlines, Inc. and Continental Airlines, Inc., where he served as Executive Vice President and Chief Financial Officer of UAL Corporation and United Airlines, Inc. from 2002 to 2008 Mr. Brace is a member of the board of directors of Anixter International and Standard Register and has also served on the board of numerous public and private companies He received his BS in Industrial Engineering from the University of Michigan and his MBA with a specialization in finance from the University of Chicago Graduate School of Business • • • • Mr. Haight has been a Chief Financial Officer since January 2014 after his previous roles of Chief Accounting Officer which he held since August 2013 and as a Vice President and Controller which he held since December 2011 Mr. Haight is a Certified Public Accountant and prior to joining the Company, Mr. Haight was a partner with the audit firms o f GBH CPAs from November 2008 to December 2011 and Malone Bailey, PC from July 2007 to November 2008 Prior to that, Mr. Haight served in a variety of public accounting and finance roles and began his career in 1988 with Arthur Andersen and Co. Mr. Haight holds a bachelor’s degree and a master’s degree in public accounting from the University of Texas at Austin • • • • Mr. Elkins has been Executive Vice President of Operations since 2015 after his previous role of Vice President of Drilling and Completions which he held since January 2012 Prior to joining Midstates, Mr. Elkins worked as the International Drilling Manager for Transatlantic in Istanbul and the Drilling and Completions Manager for Apache in their Australian operations Prior to that Mr. Elkins held a variety of roles for Unocal, Apache and owned a project management company supporting clients such as Apache, Chevron, Perenco, Shell and others in international operations Mr. Elkins has 40 years experience in the industry with 25 years experience internationally Mr. Elkins holds a Bachelor of Science Degree in Control Engineering with a Petroleum Production Base from the University of Texas Permian Basin • • • • • • • Mr. Weatherholt has been Vice President – General Counsel and Corporate Secretary and Vice President – Land since February of 2015 Prior to joining Midstates, Mr. Weatherholt worked as Assistant General Counsel of Samson Resources Company Prior to Samson, Mr. Weatherholt was engaged in the private practice of law in Tulsa, Oklahoma with the Pray Walker law firm, where his practice primarily focused upon energy and royalty owner litigation Mr. Weatherholt is a member of the American Bar Association and Oklahoma Bar Association as well as the Association of Corporate Counsel Mr. Weatherholt graduated from the University of Oklahoma with a B.B.A. in Finance and the University of Oklahoma College of Law where he received his Juris Doctorate degree • • OTC: MPOY | www.MidstatesPetroleum.com 4 Scott Weatherholt Vice President, General Counsel & Corporate Secretary, Land Mitch G. Elkins Executive Vice President, Operations Nelson M. Haight Executive Vice President, Chief Financial Officer Frederic (Jake) F. Brace President, Chief Executive Officer and Director Background Information

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Investment Highlights Private and Confidential – Subject to FRE 408 • Strong team currently in place with a history of delivering best-in-basin results in the Mississippian Lime and a dedication to seeing the Company through its current financial situation Premier position in the Mississippian Lime 2015YE proved reserves of 155 MMBoe(1) (57% liquids) with PV10 of over $615mm at strip pricing(2) 2015 production of 12 MMBoe; YE 2015 reserve life of 13 years(1) Significant portfolio of drilling locations with IRRs ~30% at strip pricing(2) Over 205,000 net acres in the Mid-Continent region with only 10% at risk of expiration in 2016 Well Positioned to Continue Delivering Best in Class Results With Restructured Balance Sheet • • • • • Grew 2015YE proved reserves to 146 MMBoe(1), replacing 163% of 2015 production and an F&D cost of $15.17/Boe Low-cost operator with average 2015 LOE below $6.00/Boe, before gathering and transportation Best in play results with an average peak 30-day rate of 559 Boe/d based on 299 wells Downspacing tests have been encouraging; further downspacing development planned for 2016 Attractive farm in agreements with offset operators provide opportunities to add to acreage at attractive economic terms • • • • • • 3P reserves include high-quality, low-risk horizontal development from the Upper Mississippian Lime with significant upside beyond 3P from a deep inventory of downspacing opportunities and emerging new plays from multi-stacked horizons Over 2,700 potential drilling locations Further upside expected from play extensions as well performance improvements continue Anadarko Basin provides low decline base production with significant optionality in improved commodity price environment • • • • • • • Reduced Miss Lime well cost from $4.0mm in 2014 to $2.6mm today Cash operating expenses reduced 34% from Q1’14 to $10.31/Boe in Q4’15 Budgeted 2016 cash G&A (before restructuring fees) reduced by 38% from 2015 Actuals Aggressive cost management and continuous improvement philosophy, provides sustainability to CAPEX, LOE and G&A cost reductions, with potential for additional savings (1) Technical proved reserves (2) Under strip pricing as of April 1, 2016 OTC: MPOY | www.MidstatesPetroleum.com 5 Low Cost Growth Platform to Drive Future Returns Existing Portfolio Provides Significant, Economic Growth Potential Top Tier Position in Mississippian Lime

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Private and Confidential – Subject to FRE 408 OTC: MPOY | www.MidstatesPetroleum.com 6 Business Plan Overview Asset Overview Corporate Overview / Operations Update Executive Summary

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Organizational Chart Private and Confidential – Subject to FRE 408 • • • • • • • Accounting Treasury Planning Investor Relations IT Supply Chain Human Resources Recruiting Office Facilities Asset Teams Midstream & Facilities Reserves • • • • • • • Land Legal Business Development EHSR Drilling Completions Production • • • • • OTC: MPOY | www.MidstatesPetroleum.com 7 Jake Brace Interim President & CEO Scott Weatherholt VP - GC & CS, Land Ky Nichols VP - EHSR Nelson Haight EVP - CFO Mitch Elkins EVP - Operations Kim Harding VP - HR Functional Teams

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx Midstates Private and Confidential – Subject to FRE 408 CONFIDENTIAL Overview Petroleum • Completed transition to a Mid-Continent focused organization from an onshore Louisiana concentrated start-up • Premier position in the Mississippian Lime and a substantial, multi-zone inventory of horizontal well locations in the Anadarko Basin • Over 205,000 net acres in the Mid-Continent region • Over 2,700 total drilling locations in inventory • Top tier cash operating expense performance (1) Includes Hunton play in Lincoln County, OK (2) Q4 2015 average production (3) As of 2/18/2016 (4) YE 2015 technical reserves at 4/1/2016 strip pricing OTC: MPOY | www.MidstatesPetroleum.com 8 Midstates has a robust, strategically-located portfolio offering significant growth potential Mississippian Lime(1) • Premier position in high-return core • 25,222 Boed net production(2) • 94,500 net acres(3) • 146 MMBoe proved reserves (56% liquids)(4) • ~1,600 potential locations Anadarko Basin • Multi-zone inventory yielding strong Hz results • 5,668 Boed net production(2) • 111,200 net acres(3) • 9 MMBoe proved reserves (64% liquids)(4) • ~1,100 potential locations Fleetwood • Future value from exploration prospects to be initially funded by JV partner

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Performance Demonstrated Private and Confidential – Subject to FRE 408 35,000 500 30,000 400 25,000 300 20,000 15,000 200 10,000 100 5,000 0 - 2012 2013 2014 2015 2012 2013 2014 2015 • Organically grown the Miss Lime $160 $140 $120 $100 $80 $60 $40 $20 $-production into a solid base to stimulate future growth $120 $101 $132 • Sustainable capital efficiency realizations will drive future returns Adjusted EBITDA OP CAPEX Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 (1) (2) See reconciliation in appendix Operating Capex excludes capitalized interest and G&A, asset retirement obligations, major construction, office and other expenditures OTC: MPOY | www.MidstatesPetroleum.com 9 BOE/D $MM $135$141$136 $123$99 $112$112$80 $72 $94 $69 $55$49 Balancing Operating Capex(2) with Adjusted EBITDA 478 343 352 160 32,13732,880 Gulf Coast Anadarko 23,927Anadarko Gulf Coast Anadarko 9,999Miss Miss Gulf CoastMiss Miss Net Production Adjusted EBITDA(1)

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Expenses(1) Cash Operating Private and Confidential – Subject to FRE 408 Operating Expenses(2) Production Taxes Cash G&A $20.00 $15.00 $2.93 $12.82 $12.48 $1.16 $1.68 $10.32 $10.31 $0.81 $10.00 $2.93 $1.82 $2.63 $5.00 $6.70 $0.00 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 • • Cash operating costs per unit of production continue to trend Aggressive operating cost management helps mitigate impact changes down over time of macro price (1) (2) (3) See reconciliation in appendix Includes gathering and transportation costs Q4’15 had an accrual adjustment which resulted in no Production Taxes in the quarter OTC: MPOY | www.MidstatesPetroleum.com 10 Through discipline and cost cutting, MPO has become a low-cost operator in the Mississippian Lime $15.62 $13.63 $1.94$11.19$11.75(3) $3.89 $3.90$1.86$1.94$2.98$2.69$0.89 $8.80$7.79$8.86$8.68$8.25$7.61$7.38 Cash Operating Expenses Improving Over Time ($/Boe)

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Reconciliation YE 2015 Reserves Private and Confidential – Subject to FRE 408 (1) (2) (3) YE 2015 technical reserves at 4/1/2016 strip pricing Anadarko Reserve value ~$56mm; ~85% of which is PDP Value Includes pricing revisions and removal of YE 2014 Anadarko PUDs (22MMboe) OTC: MPOY | www.MidstatesPetroleum.com 11 PV-10 Oil Gas NGL Total Strip Pricing Reserve Category MMBbl Bcf MMBbl MMBoe ($MM) PDP 22 176 15 66 408 PDNP 2 22 2 7 30 PUD 32 206 16 82 177 Total Proved 56 403 32 155 615 PROB 11 146 12 48 17 POSS 28 263 23 95 82 Total 3P Reserves 95 812 68 299 714 YE 2015 Technical Reserves(1)(2)

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Private and Confidential – Subject to FRE 408 OTC: MPOY | www.MidstatesPetroleum.com 12 Business Plan Overview Asset Overview Corporate Overview / Operations Update Executive Summary

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Private and Confidential – Subject to FRE 408 Mississippian Lime Operations Update OTC: MPOY | www.MidstatesPetroleum.com

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx Mississippian Private and Confidential – Subject to FRE 408 CONFIDENTIAL Lime - Premier Position 30,000 8 7 25,000 6 20,000 5 15,000 4 3 10,000 2 5,000 1 - 0 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Oil NGL Gas Rig Count • Significant future production growth potential due to more stable base production 160 140 120 100 80 • Replaced 163% of 2015 production with reserve adds and revisions of 15.6 MMBoe 60 40 20 0 YE2012 YE2013 YE2014 YE2015 OTC: MPOY | www.MidstatesPetroleum.com 14 (1) Includes Hunton play in Lincoln County, OK (2) Technical reserves at 4/1/2016 strip pricing 146 139 68 39 YE Proved Technical Reserves (MMBoe)(1)(2) 26,53127,02926,358 27,02926,35825,222 20,697 17,57916,381 14,364 9,46810,426 Net Production (Boe/d)(1)

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Mississippian Lime - Differentiated Performance Private and Confidential – Subject to FRE 408 • • • Continuing Top Tier overall well performance in the Mississippian Lime 299 wells on production > 30 days: Average peak 30-day rate of 559 Boe/d(1) Consistent results being driven by improved geological understanding and well targeting (1) Gross 3-stream OTC: MPOY | www.MidstatesPetroleum.com 15 Peak 30-Day Production Rates through February 16, 2016

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx Mississippian Private and Confidential – Subject to FRE 408 CONFIDENTIAL Lime – Type Curve • Cawley, Gillespie and Associates Mississippian Lime PUD type curve below: Oil Gas 10,000 1,000 • Gross 2 stream 30-day IP rate of 552 Boe/d and Gross EUR 501 MBoe (~39% oil) 100 10 • At Strip Pricing(1) and current anticipated 2016 well cost of $2.6 million(2), the Mississippian type curve generates IRRs of ~30% 1 Month • Significant upside potential with additional well cost savings and a recovery in commodity pricing (1) Strip Pricing as of 4/1/2016 (2) Includes facilities cost OTC: MPOY | www.MidstatesPetroleum.com 16 Daily Rate (Bopd, Mcfd) Mississippian type curve provides robust economics that will be enhanced as capital costs decline Mississippian IRRs at Various Prices and D&C costs(1)(2) Mississippian Type Curve

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Performance Mississippian Private and Confidential – Subject to FRE 408 Lime – 2014 & 2015 Well Normalized Flowing Time (days) 2015 YE PUD Type Curve 2014 & 2015 Wells Actual Production Average 2014 & 2015 Wells Average Production OTC: MPOY | www.MidstatesPetroleum.com 17 Boed 2014 & 2015 well results reaffirm type curve Well Production vs. YE 2015 PUD Type Curve 2014 & 2015 Wells

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Demonstrating Capital Discipline Private and Confidential – Subject to FRE 408 • • Reduced average drilling cycle time from 22 to 17 days Further reduced average drilling cycle time to 15 days • • Across the board service cost cuts New completion service provider Miss Lime Well Costs(1) OTC: MPOY | www.MidstatesPetroleum.com (1)Includes Facilities 18 2015 Realized Savings Anticipated 2016 Savings

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Mississippian Lime Operating Expense Trend Private and Confidential – Subject to FRE 408 • Early infrastructure investments yielding best in class results (1)Includes LOE & workover expenses (2)Excludes workover expenses 19 OTC: MPOY | www.MidstatesPetroleum.com 2015 Average LOE by Category(2)

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Private and Confidential – Subject to FRE 408 Mississippian Lime Asset Development OTC: MPOY | www.MidstatesPetroleum.com

Overview(1H2l Mississippian Lime Acreage h 9=j - .. . 1 . I I -t-;.-..r..............-t--+ -4---r--..::.... . I - 26.N_.,il>6<.WJ"-1--t---l WN c + ..:.-.-.l+-:-+--11 =:_,..._,.·...:.L --..-+--!-+ -• .....-• +--t-.:."--7: 26N1 • 26N1 - u LJ I · 1 - . l· - ---·-+--1 1-+"'"L"+--+ -+--+--+--+--------+7 -'i,N 6W -t--1.-...,:f-·-¥· ?5bi15W I--f-.-l .25N12W I I • • 25N13W 7. L 11 . 1-r-· 1. 1·---·-'---. o s,·-w-·-+--1 -·-+-, . ·.· t-.-t-+--r--·-.r, r--rr.:-...·.+--+--.+--+--1 --r--- 1-- 1-----' Premier position of -s2,0QQ(l)(2) net acres in the high-return core of the Mississippian Lime (1) Excludes Hunton play in Lincoln County (2) As of 2/18/2016 OTC: MPOY I www.MidstatesPetroleum.com 21 .' · I / ; •;'-:4.•-..·· · ?.% ?Ml . ;t-:..._,..,:t-:-t--. % . ')I j : . . . r-r- I . L I . I 1 -f-. - ViE> · :., -----..&-t ..J...... I. . ?_R,-nN:w-I .i • . - , _ ·sw _, _:_·· I · fQ'l.Wu.-+-_-eE1s.-1--1 1 - "--_-: r-.. r. I-• ?.j . I r . ,...,..........f-·_,---r 1-1----L -·t--2SNoW• .. +-1_·· • ...:._ ' 11 1 .:/ .-_--·--t1 - l-:_...,,..,-'l: -.-1-._:-.::M -.-1 I . ..._ ..I' ·I· -r.--+ ' .... '· ....... I . - - - . I I .. . I--- ,lj. "--f . :-+ r--- • -.+ ·26N _ _ l

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx Mississippian Private and Confidential – Subject to FRE 408 CONFIDENTIAL Lime – Regional Geology • Mississippian reservoirs have diagenetic enhanced porosity, and the best reservoirs are in grainstone facies that are found in the Upper Mississippian Reservoirs contain hydrocarbons in stratigraphic and structural traps Wells produce oil through solution gas drive • • Mississippian limestone play area based on company reports; Mississippian sub-crop lines from Rottmann, 2011 OU Presentation Woodford structural contours and faults from published papers Source: SandRidge Investor Presentation OTC: MPOY | www.MidstatesPetroleum.com 22 Miss Lime Geologic Overview

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Potential Mississippian Lime Downspacing Private and Confidential – Subject to FRE 408 • Leverage infrastructure and reservoir performance knowledge to economically expand location counts • Concentrate initially on Grainstone facies which offers more consistent well performance • Two grass roots 80 acre downspacing development tests currently underway 2014 YE PUD Type Curve Downspacing Well A • Potential for 8 wells per section • Two downspacing wells with over 400 days of production • Little to no communication seen to date 23 OTC: MPOY | www.MidstatesPetroleum.com With continued downspacing success, potential to add up to 400 locations to our premier PUD fairway Downspacing Strategy Downspacing Well Performance

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Drilling Potential Upside Private and Confidential – Subject to FRE 408 – Mississippian Lime Other Gross Locations (1) (1) Does not include locations on acreage acquired after 2014; new leasing or farmins OTC: MPOY | www.MidstatesPetroleum.com 24 Acreage position overlays stacked pay zones which provide additional upside potential Zone Future Upper Miss 582 (232 Technical PUDs) Upper Miss – Downspacing 379 (41 Technical PUDs) Middle & Lower Miss 81 Viola 112 Woodford 64 Hunton 32 Cherokee (Red Fork) 81 Marmaton (Oswego) 104 Cottage Grove 90 Chester 73 Total 1,598

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Private and Confidential – Subject to FRE 408 Mississippian Lime SWD System OTC: MPOY | www.MidstatesPetroleum.com

Woods/Alfalfa SWD System OTC: MPOY I www.MidstatesPetroleum.com 26

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL OCC SWD Curtailment Private and Confidential – Subject to FRE 408 Disposal Recap • • • 10 existing Arbuckle SWD’s across Woods & Alfalfa Counties, Oklahoma Majority of wells have had recent requests to curtail 2 pending Arbuckle SWD applications (inside AOI) have yet to be approved/rejected OCC Regional Earthquake Response Plan for Western Oklahoma • On 2/16/2016, OCC issued a region wide plan • Coverage area includes all of Woods, Alfalfa, Grant and Major Counties, as well as portions of Harper, Woodward and Garfield Counties REQUEST to curtail injection on all Arbuckle SWD wells by ~40% of average daily injection volume Company disputed original request of reduction to ~99,500 Bbls/d of injectivity • • OTC: MPOY | www.MidstatesPetroleum.com 27

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Water Disposal Plans Private and Confidential – Subject to FRE 408 Midstates Multi-Tier Strategy • Existing non-producing vertical well conversion to SWD well • • • Rank wells by geologic & reservoir injection quality Determine wells to convert into injection wells (geo/facilities/ops/land) Perform injection test • 2 Hunton wells have been injection tested to date • Estimated conversion costs ~$300k per well; does not include infrastructure • New SWD wells – Other Horizons (non-Arbuckle) • • • • Identified geologic areas where optimal injection exist in overlapping zones Determine which areas have facility efficiencies and lowest cost to drill Set up well to inject from Endicott (4400’) to Wilcox (7000’) Estimated cost of new disposal well $1.15mm to $1.40mm per well; does not include infrastructure OTC: MPOY | www.MidstatesPetroleum.com 28

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Alternate Disposal Zones Private and Confidential – Subject to FRE 408 GR RES POR Endicott Sandstone and Limestone Disposal interval ~40’ thick Endicott • Shallow, often comingled Tonkawa Sandstone Disposal Interval 20-40’ thick Tonkawa • Shallow • Producing Formation Mississippian Limestone Disposal interval ~150’ thick Middle Mississippian • Producing Formation Hunton • Below Mississippian Hunton Limestone Disposal interval ~40’ thick Wilcox Wilcox • Below Mississippian Sandstone ~250’ thick 1” scale http://www.occeweb.com/og/ogdatafiles2.htm OTC: MPOY | www.MidstatesPetroleum.com 29

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Private and Confidential – Subject to FRE 408 Anadarko Basin OTC: MPOY | www.MidstatesPetroleum.com

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Anadarko Basin Private and Confidential – Subject to FRE 408 •Primary horizons demonstrate • similar Vast acreage position in a proven and predictable results and provide basin provides future value optionality No current plans to resume active drilling in the basin attractive returns with achievable reductions and more favorable commodity prices cost • OTC: MPOY | www.MidstatesPetroleum.com 31

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Cleveland: Significant Cornerstone Horizon Private and Confidential – Subject to FRE 408 • • • • Pennsylvanian sandstone reservoirs include granite wash and fluvial and marine sandstones These reservoirs contain hydrocarbons in structural stratigraphic traps Large pervasively saturated stacked reservoir system Midstates acreage in a prime location along a regional stratigraphic trap 32 OTC: MPOY | www.MidstatesPetroleum.com

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx Anadarko Private and Confidential – Subject to FRE 408 CONFIDENTIAL Reservoirs – Primary Target OTC: MPOY | www.MidstatesPetroleum.com 33 Cleveland Marmaton Cottage Grove Tonkawa Gross H (ft) 40’ 65’ 40’ 140’ Net H (ft) 12’ 18’ 17’ 22’ Average f (%) 9% 10% 12% 10% •Well established •Good well control •Predictable, solid results •Considerable upside potential •Early results show higher % oil •Largely untapped on MPO acreage ClevelandMarmatonCottage GroveTonkawa

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Inventory Summary Anadarko Basin Horizontal Private and Confidential – Subject to FRE 408 Gross Locations (1) “Other” includes Douglas, Kansas City, Red Fork, Morrow, and St. Louis 34 OTC: MPOY | www.MidstatesPetroleum.com Acreage position overlays stacked pay zones of low risk drilling inventory Zone Future Cleveland 250 Marmaton 67 Tonkawa 175 Cottage Grove 207 Atoka (Oil) 46 Atoka (Gas) 14 Oswego (Upper) 112 Oswego (Lower) 158 Other(1) 113 Total 1,142

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Private and Confidential – Subject to FRE 408 Gulf Coast OTC: MPOY | www.MidstatesPetroleum.com

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Prospects Gulf Coast – PetroQuest JV Private and Confidential – Subject to FRE 408 36 OTC: MPOY | www.MidstatesPetroleum.com Fleetwood JV Summary •$24 million joint venture with PetroQuest announced in June 2014 •$10 million cash consideration, $14 million future carry •Carry covered all 2015 capital activity •Remainder (~$4.5mm) of carry returned to Midstates in January 2016 •Joint venture agreement expires 2020 •Fleetwood 3D survey covers ~200 sq. miles •PetroQuest will operate future wells •MPO holds ~12,000 net acres •No current plans for further development in this environment

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Private and Confidential – Subject to FRE 408 OTC: MPOY | www.MidstatesPetroleum.com 37 Business Plan Overview Asset Overview Corporate Overview / Operations Update Executive Summary

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Business Plan – Assumptions Private and Confidential – Subject to FRE 408 • The following sets forth certain assumptions utilized by Midstates’ management (“Management”) in constructing the Business Plan: • The forecast of East and West Division proved developed producing (“PDP”) and proved developed non-producing (“PDNP”) volumes (collectively “Base Production”), operating costs, production taxes and capital costs are based on the 2015YE Cawley, Gillespie and Associates, Inc. (“CGA”) reserve report (the “Reserve Report”) Development drilling program in the East Division utilizes the Mississippian Lime type curve parameters, as summarized on the following page, and is drilled as follows: • • Three rigs running as of January 1, 2016, with the first rig dropping on February 15, 2016, the second rig dropping on April 1, 2016 and the remaining rig running through the Business Plan projection period • • • Drilling to earn acreage today is expected to save over $25 million in acreage acquisition costs Acreage and locations available to be acquired or earned today may not be available in the future G&A reductions in zero-rig case may result in the loss of key geological, reservoir, and operational expertise and a significant degradation to performance and efficiency gains achieved in 2014 and 2015 • All three rigs assume 15 days from spud to rig release and then an additional 35 days for completion and tie in, resulting in 50 days from spud to first production • • • Production is risked to accommodate a 24% reduction to salt-water disposal injection volumes No development assumed for the West Division or in the Gulf Coast during the Business Plan projection period Monthly NYMEX strip pricing as of April 1, 2016 (“Strip Pricing”) was utilized: 2016 2017 2018 2019 2020+ Oil - WTI ($/Bbl) Gas - HHUB ($/MMBtu) NGL ($/Bbl) $37.86 2.16 12.92 $43.08 2.77 14.86 $45.38 2.86 15.68 $47.20 2.92 16.33 $48.66 3.03 16.86 OTC: MPOY | www.MidstatesPetroleum.com 38

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Business Plan – Assumptions (cont’d) Private and Confidential – Subject to FRE 408 ($ in millions, except per unit amounts) Management utilized the Mississippian Lime type curve in the development of the Business Plan drilling schedule, as summarized below: • D&C Capital Expenditures ($MM): $2,600 2016E 2017E 2018E 2019E 2020E 39.8 21.2 21.2 22.1 21.2 $86 55 58 55 55 $30 15 16 12 12 $116 70 74 67 67 • 2016E G&A expense of $31.4 million (includes $4.9 million of capitalized G&A) reduced to $27.2 million per year (includes $3.5 million of capitalized G&A) for the remainder of the Business Plan forecast Other capital expenditures include: (i) land, (ii) seismic, (iii) workover, (iv) infrastructure and (v) capitalized G&A and other capital No cash corporate taxes expected over the forecast period No hedges • • • (1) Based on a 100% working interest basis OTC: MPOY | www.MidstatesPetroleum.com 39 5-Year Total125.7$310$84$394 Net Wells YearDrilled Capital Expenditures ($MM) D&COtherTotal Gross 30-Day IP rate (Boed): 552 Gross EUR Summary (MBoe): 501 % Oil 39% Working Interest (%): 89% Net Revenue Interest (%): 80% (1) Drilling Capital 1,000 Completion Capital 1,300 Facility Capital 300 Lease Operating Expense: Fixed ($/Well/Month) $5,120 Variable Oil ($/Bbl) $4.00 Variable Gas ($/Mcf) $0.70 Variable NGL ($/Bbl) $1.00 Other Expenses: Gathering & Transportation Rate ($/Mcf) $0.61 Severance Tax Rate 1.4% Ad Valorem Tax ($/Month) $120,000 Price Differentials: Oil - WTI ($/Bbl) ($3.28) Gas - HHUB ($/MMBtu) ($0.23) NGL (% of WTI Oil) 35% Business Plan Forecast Production Breakdown (MBoed) Mississippian Lime Type Curve Formation:

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx Business Private and Confidential – Subject to FRE 408 CONFIDENTIAL Plan – Financial Summary ($ in millions, except per unit amounts) Forecast Commodity Prices Oil - WTI ($/Bbl) Gas - HHUB ($/MMBtu) Average Realized Prices (Before Hedges) $37.86 $2.16 $43.08 $2.77 $45.38 $2.86 $47.20 $2.92 $48.66 $3.03 Oil ($/Bbl) Gas ($/MMBtu) NGL ($/Bbl) Total Net Production $34.20 1.89 12.92 $39.74 2.50 14.86 $42.06 2.59 15.68 $43.90 2.66 16.33 $45.36 2.77 16.86 Oil (MBbl) Gas (MMcf) NGLs (MBbl) 3,665 24,744 2,072 2,907 20,242 1,686 2,694 18,798 1,557 2,614 18,190 1,498 2,592 17,961 1,471 Total Equivalents (MBoe) Average Daily Net Production 9,860 7,967 7,383 7,143 7,056 Oil (Bbl/d) Gas (Mcf/d) NGL (Bbl/d) 10,013 67,605 5,660 7,965 55,458 4,619 7,380 51,501 4,265 7,161 49,836 4,103 7,081 49,075 4,019 Total Equivalents (MBoe) % Oil % Liquids Net Revenue 9,860 37% 58% 7,967 36% 58% 7,383 36% 58% 7,143 37% 58% 7,056 37% 58% Oil Gas NGL $125 47 27 $116 51 25 $113 49 24 $115 48 24 $118 50 25 Net Oil & Gas Revenue Plus: Impact from Hedges $199 --$191 --$186 --$188 --$192 --Total Net Revenue Less: Production Taxes Less: Gathering and Transportation Less: LOE & EWO Less: Cash General & Administrative $199 (7) (14) (71) (26) $191 (6) (12) (66) (24) $186 (6) (11) (65) (24) $188 (6) (10) (66) (24) $192 (6) (10) (66) (24) EBITDA Less: Cash Taxes Less: Capital Expenditures Less: Change in Working Capital $81 --(116) 3 $83 --(70) (2) $81 --(74) 0 $82 --(67) (0) $86 --(67) (0) OTC: MPOY | www.MidstatesPetroleum.com 40 Unlevered Free Cash Flow ($32) $12 $7 $14 $18 Total Capital Expenditures $116 $70 $74 $67 $67 EBITDA $81 $83 $81 $82 $86 Average Daily Equivalents (Boed) 26,941 21,826 20,229 19,570 19,279 Fiscal Years Ending 2016E 2017E 2018E 2019E 2020E

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx Alternative CONFIDENTIAL Comparison Scenario EBITDA Average Daily Production (Boed) 30,000 $90 $80 $70 $60 $50 $40 $30 $20 $10 $-25,000 20,000 15,000 10,000 5,000 - 2016E 2017E 2018E 2019E 2020E 2016E 2017E 2018E 2019E 2020E 0 Rigs 0 Rigs, 1 Rig 2018 1 Rig 0 Rigs 0 Rigs, 1 Rig 2018 1 Rig Unlevered Free Cash Flow • Difficult to recover lost production in Zero Rig case $50 $40 $30 $20 $10 $0 ($10) ($20) ($30) ($40) • EBITDA remains roughly flat in One Rig Case • Best long term solution to unlevered free cash flow position is provided by One Rig Case 2016E 2017E 2018E 2019E 2020E 0 Rigs 0 Rigs, 1 Rig 2018 1 Rig OTC: MPOY | www.MidstatesPetroleum.com 41

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Private and Confidential – Subject to FRE 408 APPENDIX OTC: MPOY | www.MidstatesPetroleum.com

MIDSTATES PETROLEUM
Private and Confidential – Subject to FRE 408

Adjusted EBITDA Reconciliation

	For the Year Ended December 31,		
	2015	2014	2013
Adjusted EBITDA reconciliation to net income (loss):			
Net income (loss)	$ (1,797,195)	$ 116,929	$ (343,985)
Depreciation, depletion and amortization	198,643	269,935	250,396
Impairment in carrying value of oil and gas properties	1,625,776	86,471	453,310
Loss on sale/impairment of field inventory	1,997	4,056	615
(Gain)/Losses on commodity derivative contracts — net	(40,960)	(139,189)	44,284
Net cash received (paid) for commodity derivative contracts not designated as hedging instruments	167,669	(18,332)	(17,585)
Income tax expense (benefit)	(9,641)	6,395	(146,529)
Interest income	(115)	(39)	(33)
Interest expense, net of amounts capitalized	163,148	137,548	83,138
Asset retirement obligation accretion	1,610	1,706	1,435
Share-based compensation	4,408	8,618	5,713
Adjusted EBITDA	**$ 315,340**	**$ 474,098**	**$ 330,759**
Acquisition, transaction costs and debt restructuring costs	36,471	4,129	11,803
Adjusted EBITDA, before acquisition, transaction costs and debt restructuring costs	**$ 351,811**	**$ 478,227**	**$ 342,562**

OTC: MPOY | www.MidstatesPetroleum.com
43

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Reconciliation Cash Operating Expenses Private and Confidential – Subject to FRE 408 OTC: MPOY | www.MidstatesPetroleum.com 44 2015 2015 2015 2015 2014 Q4 Q3 Q2 Q1 Full Year Opera ti ng Expens es - GAAP Adjustments for certain non-cash items: As s et reti rement a ccreti on Sha re-ba s ed compens a ti on, net of a mounts ca pi ta l i zed Depreci a ti on, depl eti on, a nd a morti za ti on Impa i rment on oi l a nd ga s properti es Other (Impa i rment of Fi el d Equi pment Inventory) Cash Operating Expenses - Non-GAAP (1) $30,199 $31,246 $72,208 $42,861 $162,564 Cash Operating Expenses - Non-GAAP, per Boe (1) $10.63 $10.42 $23.41 $13.94 $13.86 Severa nce a nd other i tems a s s oci a ted wi th Hous ton offi ce cl os ure per Boe ($0.29) ($0.10) ($0.42) ($0.55) ($0.38) Acqui s i ti on, tra ns a cti on cos ts a nd debt res tructuri ng cos ts per Boe ($0.03) - ($11.24) ($0.57) ($0.35) Adjusted Cash Operating Expenses - Non-GAAP, per Boe (1) $10.31 $10.32 $11.75 $12.82 $13.13 2013 Full Year $876,915 (1,435) (5,713) (250,396) (453,310) (615) $165,446 $18.94 - ($1.35) $17.59 $533,350 (1,706) (8,618) (269,935) (86,471) (4,056) $277,299 (445) (801) (58,428) (174,667) (97) $628,338 (390) (2,096) (55,255) (498,389) - $564,153 (382) (916) (44,714) (486,895) - $539,158 (393) (595) (40,246) (465,825) (1,900)

Forecastf1J G&A 2015 G&A Actuals Vs. 2016 G&A Projection (Employee Charges) 40,000 35,000 30,000 25,000 E 20,000 15,000 10,000 5,000 0 2015 G&A Actuals Vs. 2016 G&A Projection (Excluding Employee Charges) 18,000 16,000 ---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------14,000 (1,623} --------------------------------------------------(96o}-------------------------i6o-4i _ _ _ _ _ _ _ _ 12,000 E (361) (249} 10,000 8,000 6,000 4,000 2,000 0 (1} Represents cash expense;G&A cost recovery and capitalized G&A not included OTC: MPOY I www.MidstatesPetroleum.com 45 ... ----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------- --(1,102} ------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------(6,729} --------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------(4,523)1,300 -------------------------------------------------------------------------------(-3;804)----------------------------------------------------------------------------------------------------------------(849) (488}

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx Anadarko Private and Confidential – Subject to FRE 408 CONFIDENTIAL Operating Expense Trend • Yielding benefits from 2015 focus on high return workover program to mitigate decline and reduce LOE (1)Includes LOE & workover expenses (2)Excludes workover expenses 46 OTC: MPOY | www.MidstatesPetroleum.com 2015 Average LOE by Category(2)

DASHED2014\A&D\Management Presentation\GS Drafts\Management Presentation\Bravo Data Room Presentation_vVDRf.pptx CONFIDENTIAL Oklahoma Forced Pooling in Private and Confidential – Subject to FRE 408 OTC: MPOY | www.MidstatesPetroleum.com 47 •Oklahoma Corporation Commission (“OCC”) regulates all oil and gas activity in Oklahoma •Lands must be “spaced” by the OCC in order to drill a well in Oklahoma –When OCC spaces lands, they create a “Spacing Unit” which describes size, formations/zones & development pattern –Oklahoma law treats owners within a Spacing Unit as co-tenants •Therefore, once spaced, any owner of an interest (no matter how big or small) may apply to the OCC for a permit to drill a well on the Spacing Unit •Forced Pooling –Cannot force pool any owners until lands are spaced –Forced Pooling statute enacted to: •Allow for risk sharing among all co-tenants •Reduce leverage of “hold-out” owners who would not lease under voluntary agreements in an effort to gain leverage or slow/prevent development •Encourage development of oil and gas •Pooling Hearing – When file application for forced pooling, the OCC requires a public hearing to be held •Upon Conclusion of Hearing, OCC will issue a Pooling Order –Pooling Order designates named operator of the pooling unit, formations/zones pooled, timing of events and terms •Capturing Interests by Way of Forced Pooling –Parties may have previously acquired leasehold interest, but no longer have appetite to develop acreage or do not have enough acreage to operate –By proposing under a forced pooling, parties are forced to make an election with their interest